Financial investments	6 Months Ended
Jun. 30, 2019
Text block [abstract]
Financial investments
6.	Financial investments

	June 30, 2019	December 31, 2018

Short-term investment	1,761,745	-

	1,761,745	-

Consists of investments in Brazilian Treasury Bonds (“LFTs”) with an average return of 100% of the Basic Interest Rate (SELIC, currently at 6.5% per year), invested to comply with certain requirements for authorized payment institutions as set forth by Central Bank of Brazil regulation. This financial asset was classified at fair value through other comprehensive income. The balance as of June 30, 2019 is related to excess cash and cash equivalents proceeds originated from the IPO and the follow-on
offering mentioned in Notes 1.1 and 1.2, respectively. Unrealized losses of LFTs as of June 30, 2019 totaled R$69.